UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 24, 2006

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Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

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California (State or Other Jurisdiction of Incorporation)
333-64122 (Commission File Number)	22-3755993 (I.R.S. Employer Identification No.)
14550 Torrey Chase Boulevard, Suite 330 Houston, Texas (Address of Principal Executive Offices)	77014-1022 (Zip Code)

(281) 453-2888
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Following the acquisition of Eagle Domestic Drilling Operations (“Eagle”) in August 2006, the Company learned of a dispute pertaining to three two-year IADC contracts with Quicksilver Resources (“Quicksilver”). Quicksilver asserted that the initial rig was not timely delivered and that it experienced mechanical problems which caused delays in a drilling operation. Following attempts to resolve the dispute, Quicksilver has filed a lawsuit in district court in Fort Worth, Texas asking for rescission of the contracts, requesting a declaratory judgment that the contracts are void, and asserting claims of negligence and breach of contract, among other claims, against Eagle and Eagle Drilling. The Company intends to vigorously defend itself in this proceeding and has filed a countersuit asserting breach of contract, among other claims, against Quicksilver.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST ENERGY SERVICES, INC. (Registrant)
Dated: October 26, 2006	By:	/s/ David M. Adams
David M. Adams
Chief Operating Officer

Dated: October 26, 2006	By:	/s/ John O’Keefe
John O’Keefe
Chief Financial Officer